UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 19, 2013

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction

of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 19, 2013, the Registrant issued a press release relating to its 2012 fourth quarter and full year financial results that is furnished with this report as Exhibit 99.1.

Exhibit 99.2 of this Form 8-K contains the prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on February 19, 2013 to discuss 2012 fourth quarter and full year financial results.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release dated February 19, 2013 issued by Computer Task Group, Incorporated relating to its 2012 fourth quarter and full year financial results.

99.2	Prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on February 19, 2013 to discuss 2012 fourth quarter and full year financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
Date: February 19, 2013	By:	/s/ Peter P. Radetich
	Name:	Peter P. Radetich
	Title:	Senior Vice President & Secretary

EXHIBIT INDEX

99.1	Press release dated February 19, 2013 issued by Computer Task Group, Incorporated relating to its 2012 fourth quarter and full year financial results.

99.2	Prepared remarks of the Company’s Chief Executive Officer James R. Boldt and Chief Financial Officer Brendan M. Harrington for a conference call on February 19, 2013 to discuss 2012 fourth quarter and full year financial results.